Exhibit 10.5
SOUTHPOINT SQUARE I, LTD.
LEASE
This LEASE AGREEMENT dated September 28, 2006, by and between SOUTHPOINT SQUARE I, LTD., with its principal office at 6821 Southpoint Drive, N., Jacksonville, Florida, 32216 hereinafter called the LESSOR, and Misener Marine Construction, Inc., with its principal office at 5600 West Commerce Street, Tampa, Florida 33616, hereinafter called the LESSEE.
WITNESSETH
The LESSOR hereby leases to the LESSEE and the LESSEE hereby leases from the LESSOR, the following described property, sometimes hereinafter referred to as the leased premises to-wit:
Space designated as Suite 221, 6821 Southpoint Drive, N., Duval County, Jacksonville, Florida 32216, comprising approximately 1,152 square feet.
1. TERM: Lessee to have and to hold above described premises for a term of six (6)months, commencing on October 1, 2006 and terminating on March 31, 2007, on the terms and conditions as set forth herein.
2. USE AND POSSESSION: It is understood that the leased premises are to be used for general office purposes and for no other purpose without prior written consent of Lessor. Lessee shall not use the leased premises for any unlawful purpose or so as to constitute a nuisance (including bringing in pets to the office). The Lessee will exercise all reasonable care in the use of halls, rest rooms, and other parts of the Building used in common with other tenants in the Building, and will not make or permit any disfigurement or detachment or injury to any part of the Premises. The Lessor covenants and agrees to have the leased premises completed and ready for possession on or before the above commencement date, barring strikes, insurrections, Acts of God and other casualties or unforeseen events beyond the control of the Lessor. The Lessee, at the expiration of the term, shall deliver up the leased premises in good repair and condition, damages beyond the control of the Lessee, reasonable use, ordinary decay, wear and tear excepted.
3. RENT: Lessee hereby covenants and agrees to pay the Lessor, a Monthly Base Rent excluding sales and/or use taxes of Two-Thousand and Ninety-Five Dollars ($2,095), payable in advance beginning on the commencement date of this Lease and on the first day of each and every month thereafter, plus 7% Florida State sales tax in the amount of One-Hundred and Forty-Six Dollars and Sixty-Five Cents ($146.65), for a total monthly rent of Two-Thousand Two-Hundred and Forty-One Dollars and Sixty-Five Cents ($2,241.65). Rent shall be paid to the Lessor at 6821 Southpoint Drive, N., Jacksonville, Florida 32216. Base rent shall be adjusted annually in the manner set forth in Paragraph Four. Lessor may charge Lessee a late charge of 5% of each rental payment which is not received by the Lessor within five days of the due date, which date being the first day of the month, and that the Lessor may charge the Lessee an additional 15% late fee if the same rental payment is not received by the 10th of the month. If Lessee’s possession commences on other than the first day of the month, Lessee shall occupy the leased premises under the terms, conditions, and provisions of this Lease, and the prorate portion of the monthly rent for said month shall be paid and the term of the Lease shall commence on the first day of the month following that which possession is given.
4. RENT ADJUSTMENT: The Lessor shall notify the Lessee of the adjusted monthly rent, in writing, prior to the respective anniversary date on which such rent adjustment occurs. The lessee agrees to pay the adjusted monthly rent together with any applicable taxes as set forth in Paragraph Five, on the first day of each month for the following twelve-month period or for those months remaining in said period after notification by Lessor.
5. SALES AND USE TAX: The Lessee hereby covenants and agrees to pay monthly, as additional rent, any sales, use or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon rents by the United States of America, the State, or any political subdivision thereof, to the Lessor.
6. NOTICE: For the purpose of notice or demand, the respective parties shall be served by certified or registered mail, return receipt requested, addressed to the Lessee at its principal office address as set forth herein and to the Lessor at its mailing address, 6821 Southpoint Drive, N., Jacksonville, Florida 32216.
7. ORDINANCES AND REGULATIONS: The Lessee hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, officers or Boards of the City, County or State having jurisdiction over the leased premises, and with all ordinances regulations of governmental authorities wherein the leased premises are located, at Lessor’s sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the leased premises: the obligation to comply in every other case, and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the building equipment, or any part of either, being hereby expressly assumed by Lessor, and Lessor covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances with which Lessee has not herein expressly agreed to comply.
     Lessee shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the premises which will contravene Lessor’s policies insuring against loss or damage by fire or other hazards, or which will prevent Lessor from procuring such policies in companies acceptable to Lessor, or which will cause an increase in the insurance rates upon any portion of the building. If Lessee violates any prohibition provided for in the first sentence of the Section, Lessor may without notice to Lessee, correct the same at Lessee’s expense. Lessee agrees to pay to Lessor as Additional Rent on demand the amount of any increase in premiums for insurance resulting from any violation of the first sentence of this paragraph, even if Lessor shall have consented to the doing of, or the keeping of, anything on the premises which constitute such a violation (but the payment of such Additional Rent shall not entitle Lessee to violate the provisions of the first sentence of this Section).
8. SIGNS: The Lessor will provide the Lessee with door and directory signage in accordance with the Lessee’s specifications. The Lessee will not place any signs or other advertising matter or material on the exterior or on the interior of the leased premises or on the building in which the leased premises are located without the prior written consent of the Lessor.
9. SERVICES: Lessor covenants and agrees, at Lessor’s expense, to furnish the leased premises with: a) janitorial service and trash removal from leased premises five days a week, b) furnishing, supplying and maintaining building common areas and rest room facilities, including water and sewage disposal in the building in which the leased premises are located, c) heating and air conditioning for the comfortable use and occupancy of the leased premises during normal business hours, d) electricity twenty-four hours a day, seven days a week, suitable for the intended use as general office space, including the use of general office equipment (inclusive of computers, typewriting and facsimile machines). Lessor shall provide free parking for Lessee’s employees and visitors on Lessor’s parking area adjacent to the building in which the leased premises are situated.
     Lessee will not interfere with the installation or operation of the interior lighting system, or the heating, ventilating and air conditioning system and will take, or join with Landlord in taking all reasonable measures to conserve energy used in operation of the buildings.
     If the Lessee shall require electrical current or install electrical equipment including, but not limited to, electrical heating, refrigeration equipment, or machines or equipment using current which will in any way increase the amount of the electricity usually furnished for use in general office space, Lessee will obtain prior written approval from the Lessor and pay periodically for the additional direct expense involved.
     Lessee will reimburse the Lessor for expenses incurred by the Lessor, if any, to provide extraordinary protection for the persons and property of the Lessor or other Lessees of the Lessor from injury or loss or threat of injury or loss from riot, civil commotion, vandalism, or malicious mischief if and to the extent that such injury or threat is caused by the unusual nature or reputation of Lessee or Lessee’s business, occupation, or profession. Nothing in this clause shall be deemed to obligate Lessor to provide such extraordinary protection.
10. ALTERATIONS: Lessee, by occupancy of the finished suite, accepts the leased premises and every part thereof in good repair and condition, ordinary decay and wear and tear excepted. Lessee shall not make or suffer to be made any alterations, additions, or improvements to the leased premises or any part thereof without prior written consent of Lessor, which consent the Lessor covenants and agrees shall not be unreasonably withheld. If the Lessor consents to the proposed alterations, additions, or improvements, the same shall be at Lessee’s sole cost and expense, and Lessee shall hold Lessor harmless on account of the cost thereof. Any such alterations shall be made at such times and in such a manner as not to unreasonably interfere with the occupation, use, and enjoyment of the remainder of the building by the other tenants thereof. If required by Lessor, such alterations shall be removed by Lessee upon the termination or sooner expiration of the term of this Lease, and Lessee shall repair damage to the premises caused by such removal, at Lessee’s cost and expense. “Modular” furniture and walls that are free standing and unsecured either to the floor or to the existing walls are not considered alterations for the purpose of this lease.
11. QUIET ENJOYMENT:
     (a) The Lessor covenants and agrees that Lessee, on paying said monthly rent and performing the covenants herein, shall and may peaceably and quietly hold and enjoy the said leased premises and common areas, including but not limited to parking areas, sidewalks, entrances, exits, lobbies, rest rooms, and lounges for the term aforesaid. Nothing herein shall prohibit Lessor from modifying or altering any common areas so long as a reasonable means of access is provided to the Premises.
     (b) Relocation: Lessor shall be entitled to cause Lessee to relocate from the Premises to a comparable space (a “Relocation Space”) within the Building at any time after reasonable written notice of Lessor’s election (not less than sixty (60) days) is given to Lessee. Any such relocation shall be entirely at the expense of the Lessor or the third party tenant replacing Lessee in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, “Premises” shall refer to the Relocation Space into which Lessee has been moved, rather than the original Premises as herein defined.
12. LESSOR’S RIGHT TO INSPECT AND DISPLAY: The Lessor shall have the right, at reasonable times during the term of this Lease, to enter the leased premises for the purpose of examining or inspecting same and of making such repairs or alterations as the Lessor shall deem necessary. The Lessor shall also have the right to enter the leased premises at reasonable times during the term of this lease, for the purpose of displaying said premises to prospective tenants within ninety days prior to the termination of this Lease. Lessee will not allow to be placed upon the doors of the Premises any new or additional locks without the written consent of the Lessor and without delivering Landlord a duplicate key for the new or additional lock.
13. DESTRUCTION OF PREMISES:
     (a) If the leased premises are partially or totally destroyed by fire or other casualties, such as to render them incapable of being used for the purpose intended, both the Lessor and the Lessee shall have the option of terminating this Lease or any renewal thereof, upon giving written notice at any time within thirty days from the date of such destruction, and if the Lease be so terminated, all rent shall cease as of the date of such destruction and any prepaid rent shall be refunded.
     (b) If such leased premises are partially damaged by fire or other casualty, or totally destroyed thereby and neither party elects to terminate this Lease within the provisions of paragraph (a) above or (c) below, then the Lessor agrees, at Lessor’s sole cost and expense, to restore the leased premises to a kind and quality substantially similar to that immediately prior to such destruction or damage. Said restoration shall be commenced within a reasonable time and completed without delay on the part of the Lessor and in any event shall be accomplished within ninety days from the date of the fire or other casualty. In such case, all rents paid in advance shall be proportioned as of the date of damage or destruction and all rent thereafter accruing shall be equitably and proportionately suspended and adjusted according to the nature and extent of the destruction or damage, pending completion or rebuilding, restoration, or repair, except that in the event the destruction or damage is so extensive as to make it unfeasible for the Lessee to conduct Lessee’s business on the leased premises, the rent shall be completely abated until the leased premises are restored by the Lessor or until the Lessee resumes use and occupancy of the leased premises, whichever shall first occur. The Lessor shall not be liable for any inconvenience or interruption of business of the Lessee’s occasioned by fire or other casualty.
     (c) If the Lessor undertakes to restore, rebuild, or repair the premises, and such restoration, rebuilding, or repair is not accomplished within ninety days, and such failure does not result from causes beyond the control of the Lessor, the Lessee shall have the right to terminate this lease by written notice to the Lessor within thirty days after expiration of said ninety day period.
     (d) Lessor shall not be liable to carry fire, casualty, or extended damage insurance on the person or property of the Lessee or any person or property which may now or hereafter be placed on the leased premises by Lessee.
14. CONDEMNATION: If during the term of this Lease, or any renewal thereof, the whole of the leased premises, or such portion thereof as will make the leased premises unusable for the purpose leased, be condemned by public authority for public use, then, in either event, the term hereby granted shall cease and come to an end as of the date of the vesting of title in such public authority, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence, the rent shall be proportioned as of such date and any prepaid rent shall be returned to the Lessee. The Lessor shall be entitled to the entire award for such taking except for any statutory claim of the Lessee for injury, damage, or destruction of Lessee’s business accomplished by such taking. In no event shall the Lessor be liable to the Lessee for any business interruption, diminution in use or for the value of any unexpired term of this Lease.
15. ASSIGNMENT AND SUBLEASE: Excepting assignment and/or sublease to an affiliated, subsidiary, or parent company, the Lessee covenants and agrees not to encumber or assign this Lease or sublet all or any part of the leased premises without the written consent of the Lessor, which consent the Lessor covenants and agrees shall not be unreasonably withheld. Such assignment shall in no way relieve the Lessee from any obligations hereunder for the payment of rents or the performance of the conditions, covenants, and provisions of the Lease.
     In no event shall Lessee assign or sublet the leased premises for any terms, conditions, and covenants other than those contained herein. In no event shall this Lease be assigned or be assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any right or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency, or reorganization proceedings. Lessor shall not be liable nor shall the leased premises be subject to any mechanics, materialmans or other type liens, and Lessee shall keep the premises and property in which the leased premises are situated free form any such liens and shall indemnify Lessor against and satisfy any such liens which may obtain because of Acts of Lessee notwithstanding the foregoing provision.
16. HOLDOVER: It is further covenanted and agreed that if the Lessee, any assignee, or sublessee shall continue to occupy the leased premises after the termination of this Lease (including a termination by notice under Paragraph twenty three), without prior written consent of the Lessor, such tenancy shall be Tenancy at Sufferance. Acceptance by the Lessor of rent after such termination shall not constitute a renewal of this Lease or a consent to such occupancy nor shall it waive Lessor’s right of re-entry or any other right contained herein. The monthly rent during the holdover period shall be at a rate of 150% the monthly rental amount paid in the month immediately preceding the holdover period.
17. SUBORDINATION: Lessee’s rights under this lease are and shall always be subordinate to the operation and effect of any mortgage, deed of trust, ground lease, assignment of leases, or other security instrument or operating agreement now or hereafter place or governing the building or related improvements and land on which the leased premises are located, or any part thereof by Lessor. This clause shall be self-operative, and no further instrument of subordination shall be required. In confirmation thereof, Lessee shall execute such further assistance as may be reasonably required by Lessor or any mortgagee, trustee, beneficiary, ground lessor, or assignee under any such mortgage, deed of trust, ground lease, assignment of leases, or other security instrument. The foregoing notwithstanding, any mortgage, trustee, beneficiary, lessee or assignee may elect that this lease shall have priority over its mortgage, deed of trust, ground lease, or other security instrument and upon notification of such election by any such mortgagee, beneficiary or ground lessor to lessee, this lease shall be deemed to have priority over said mortgage, deed of trust, ground lease, assignment of leases or other security instrument whether this lease is dated prior to or subsequent to the date of such mortgage, deed of trust, ground lease, assignment of leases or other security instrument. Lessee agrees to execute all instruments reasonably requested by any such mortgage, trustee, beneficiary, ground lessor or assignee to confirm such priority of subordination, as the case may be. Lessee hereby attorns to any successors to landlord’s interest in this lease, and shall recognize such successor as landlord hereunder. Lessee shall have the right to the peaceable possession of the leased premises for the term of this lease and any extension or renewal thereof and shall not be disturbed in the event of the termination or foreclosure of any mortgage, deed of trust, ground lease, assignment of leases, or security instrument now or hereafter placed or governing the demised premises, such successor in title to the Lessor hereunder shall acknowledge and confirm to the Lessee that the Lessee’s right not to be disturbed in the event of the termination or foreclosure of any mortgage, deed of trust, ground lease, assignment of leases, or security instrument now or hereafter placed or governing the demised premises, such successor in title to the Lessor hereunder shall acknowledge and confirm to the Lessee that the Lessee’s right to continue to occupy said premises pursuant to the term of this lease shall in no wise be affected by such termination.
     Lessor hereby agrees not to disturb the peaceable possession of a Lessee under an Occupancy Lease in accordance with the hereinafter provided provision so long as such Lessee performs its obligations in accordance with such hereinabove provided provision.
18. INDEMNIFICATION: The Lessor shall not be liable for any damage or injury to any person or property whether it be the person or property of the Lessee, the Lessee’s employees, agents, guests, invitees or otherwise by reason of Lessee’s occupancy of the leased premises or because of fire, flood, windstorm, Acts of God, or for any other reason beyond the control of the Lessor. The Lessee agrees to indemnify and save harmless the Lessor from and against any and all loss, damage, claim, demand, liability, or expense by reason of damage to person or property which may arise or be claimed to have arisen as a result of the occupancy or use of said leased premises by the Lessee or by reason thereof or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the leased premises, providing, however, that Lessee shall not indemnify as to the loss or damage due to fault of Lessor.
19. RULES: Lessee will faithfully observe and comply with the following rules and regulations and all reasonable modifications thereto adopted from time to time by Lessor. Rules currently in force, until modified by Lessor, include the following:
     (a) Lessee will refrain from smoking inside the building at all times and will use designated areas outside the premises for said smoking.
     (b) Lessee will not utilize chairs with casters unless placed upon a plastic chair mat to protect the carpet thereunder.
     (c) Lessee will move furniture and office equipment to and from the building during the normal workweek, absent written consent from Lessor to allow a move on weekends or holidays. A charge of $100 will be levied for weekend or holiday moves.
     (d) Lessee will pay any penalty levied against landlord should Lessee cause a false alarm activating the burglar alarm system in use in the building. The principal cause of false alarms are opening the sliding glass doors anytime between 6:00 P.M. and 8:30 A.M. Monday through Friday and at anytime during the weekends and legal holidays.

20. CONSTRUCTION OF LANGUAGE: The terms lease, lease agreement, or agreement shall be inclusive of each other, also to include renewals, extensions, or modifications to the Lease. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.
21. DEFAULT: In the event the Lessee shall default in the payment of rent or any other sums payable by the Lessee herein, and such default shall continue for a period of thirty days after written notice therefore, or if the Lessee shall default in the performance of any covenants or agreements of this Lease and such default shall continue for thirty days after written notice thereof, or if the Lessee should become bankrupt or insolvent or any debtor proceedings be taken by or against the Lessee, then and in addition to any and all other legal remedies and rights, the Lessor may declare the entire balance of the rent for the remainder of the term to be due and payable and may collect the same by distress or otherwise, the Lessor may terminate this Lease and retake possession of the leased premises, or enter the leased premises and relet the same without termination, in which later event the Lessee covenants and agrees to pay any deficiency after Lessee is credited with the rent thereby obtained less all repairs and expenses (including the expenses of obtaining possession), or the Lessor may resort to any two or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter.
     The Lessee also covenants and agrees to pay reasonable attorney’s fees, costs and expenses of the Lessor, including court costs, if the Lessor employs an attorney to collect the rent or enforce other rights of the Lessor herein and the Lessor is the prevailing party in such action.
     In the event that Lessor shall be in default of this agreement due to lack of providing the services described herein, for a period of thirty days after written notice of such default, the Lessee shall have the option to terminate this agreement at that time and shall be free of all obligations hereunder including the obligation to pay rent.
22. SUCCESSORS AND ASSIGNS: This lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrators, and legal representatives of the parties hereto.
23. NON-WAIVER: No waiver of any covenant or condition of this Lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this Lease, unless there is written approval by and between Lessor and Lessee.
24. AUTOMATIC RENEWAL: This Lease shall stand renewed for successive additional terms equal to the original term of this Lease as set forth in Paragraph One (excluding any lease with a term less than twelve (12) months) unless either party shall, not less than sixty days prior to the end of the term hereof, or not less than sixty days prior to the end of any renewal term, by written notice to the other party, terminate the same. Failure of either parties to serve such written notice of termination on the other party shall extend the term of this Lease for an additional period equal to the original term of this Lease and obligate the Lessee to all the terms and conditions hereof for such renewal term, including the obligation to pay rent thereof, as set forth herein.
25. SECURITY DEPOSIT: The Lessee, concurrently with the execution of this Lease, has deposited with the Lessor the sum of One-Thousand Three Hundred and Twenty Dollars ($1,320.00) already received, the receipt being hereby noted as follows: Check Number: 23268—. Which sum shall be retained by the Lessor as security for the condition of the leased premises and for the faithful performance of the covenants of this Lease. If at any time the Lessee shall be in default in any of the provisions of this Lease, the Lessor shall have the right to use said deposit, or so much thereof as may be necessary in payment of any expenses incurred by the Lessor in and about the curing of any default by said Lessee, and/or in payment of any damages incurred by the Lessor by reason of such default of the Lessee, or at the Lessor’s option, the same may be retained by the Lessor in liquidation of part of the damages suffered by the Lessor by reason of default of the Lessee. Upon termination and vacation of the said leased premises, the security deposit shall be returned to the Lessee after the Lessee has paid all outstanding charges, a final walk-through has been completed, and no damage has been done to the premises.
26. TELEPHONE, ANSWERING AND MISCELLANEOUS SERVICES: Lessor has included one telephone instrument and one-line answering service for the term of the lease agreement and any renewals thereof (cost for additional lines and telephones is based on attached schedule Attachment A). Lessee shall also pay Lessor $75 per month for T-1 internet services rendered for the term of the lease. Lessee shall also pay Lessor for services rendered on an as use basis for secretarial or any other services in accordance with the fee schedule Attachment A (rates are subject to periodic change with 30 days prior notice).
     In WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.

Dated:	9-28-06

		Title:	Branch Manager

Dated:

Southpoint Square I, Ltd.
(LESSOR)

Witness

		Title:	Managing General Partner

ADDENDUM
March 15, 2007
     To Lease Agreement dated September 28, 2006, by and between SOUTHPOINT SQUARE I, LTD., Lessor, and MISENER MARINE CONSTRUCTION, INC., Lessee, to wit:
     It is understood and agreed that the referenced lease is renewed for another six (6) month period commencing April 1, 2007 and terminating on September 30, 2007. And, that the monthly rental rate shall remain the same, specifically, $2,095.00 plus sales tax of $146.65 for a total of $2,241.65.
     All other terms and conditions of said Lease shall remain in full force and effect.
     In WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.

Dated:	March 16, 2007
Misener Marine Construction, Inc.

		Title:	Branch Manager

Southpoint Square I, Ltd.

/s/ [ILLEGIBLE]

Witness

		Title:	Managing General Partner

ADDENDUM
March 15, 2007
     To Lease Agreement dated September 28, 2006, by and between SOUTHPOINT SQUARE I, LTD., Lessor, and MISENER MARINE CONSTRUCTION, INC., Lessee, it wit:
     It is understood and agreed that the referenced lease is renewed for another six (6) month period commencing April 1, 2007 and terminating on September 30, 2007. And, that the monthly rental rate shall remain the same, specifically, $2,095.00 plus sales tax of $146.65 for a total of $2,241.65.
     All other terms and conditions of said Lease shall remain in full force and effect.
     In WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.
Dated: March 16, 2007

Misener Marine Construction, Inc.

(LESSEE)

/s/ Michele Moore	By:	/s/ Craig Sivert

Witness		Craig Sivert

	Title:	Branch Manager

Dated: March 19, 2007
Southpoint Square I, Ltd.

(LESSOR)

(Illegible)	By:	/s/ Roberta C. Birch

Witness		Roberta C. Birch

	Title:	Managing General Partner